UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


     Date of report (Date of earliest event reported)     February 1, 2006
                                                          ----------------------

                      INTERNATIONAL SPECIALTY HOLDINGS INC.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

            333-82822                              22-3807354
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    (Commission File Number)            (IRS Employer Identification No.)

        300 Delaware Avenue
            Suite 303
        Wilmington, Delaware                                        19801
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  (Address of Principal Executive Offices)                       (Zip Code)

                                 (302) 427-5715
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              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.   OTHER INFORMATION

On February 1, 2006, International Specialty Holdings Inc. ("Holdings") and ISP Chemco Inc., ISP Chemicals Inc., ISP Minerals Inc. and ISP Technologies Inc. (collectively, the "Chemco Purchasers," and, together with Holdings, the "Purchasers") announced that, in connection with their previously announced tender offers to purchase for cash all of the 10.625% Senior Secured Notes due 2009 issued by Holdings (the "Holdings Notes") and all of the 10.25% Senior Subordinated Notes due 2011 issued by the Chemco Purchasers (the "Chemco Notes," and, together with the Holdings Notes, the "Notes") and the related consent solicitations, as of 5 P.M. New York City time on February 1, 2006, holders of a majority in aggregate principal amount of each of the Holdings Notes and the Chemco Notes had validly tendered and not withdrawn their Notes and had provided their consents to effect the proposed amendments to the indentures governing each of the Holdings Notes and the Chemco Notes. The amendments will not become operative until the Purchasers accept the Holdings Notes and the Chemco Notes for purchase pursuant to their respective tender offers.

The Chemco Purchasers also announced that the total consideration for the Chemco Notes validly tendered in the tender offer will be $1,069.32 for each $1,000.00 principal amount of the Chemco Notes purchased pursuant to the tender offer, plus accrued and unpaid interest up to, but not including, the date of payment for the Chemco Notes.

The full text of the Purchasers' press release is attached hereto as Exhibit
99.1 and incorporated herein by reference.


ITEM 9.01  FINANCIAL STATEMENT AND EXHIBITS

(d)  Exhibits

The following is filed as an exhibit to this report:

    Number    Description
    ------    -----------

     99.1     Press Release, dated February 1, 2006



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
                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.



                                 INTERNATIONAL SPECIALTY HOLDINGS INC.

Dated:  February 3, 2006         By: /s/ Roger J. Cope
                                     -------------------------------------------
                                     Name:   Roger J. Cope
                                     Title:  Senior Vice President and Interim
                                             Chief Financial Officer
                                             (Principal Financial Officer)







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
                                  EXHIBIT INDEX

           Exhibit No.        Description
           -----------        -----------

             99.1             Press Release dated February 1, 2006
















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